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                                                        EXHIBIT 23

     CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in this Annual Report of EACO Corporation on Form 10-K and in Registration Statement Nos. 33-11684, 33-12556, 33-12556 and 333-98327 of EACO
Corporation on Forms S-8 of our report dated March 31, 2005 (which report expresses an unqualified opinion), appearing in the 2004 Annual Report to Shareholders of EACO Corporation for the year ended December 29, 2004.


Deloitte & Touche LLP
Jacksonville, Florida

March 31, 2005

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